UNSECURED CONVERTIBLE PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT

This Unsecured Convertible Promissory Note and Warrant Purchase Agreement (the "Purchase Agreement") is made as of May 22, 2015 (the "Effective Date"), by and between:

- Global Arena Holding, Inc., a Delaware Corporation, with an address at 1500 Broadway , 5th Floor, New York, NY 10036 (the "Borrower" or the "Company"); and
- Capitoline Ventures II (the "Lender")

each a "Party", together "the Parties".

RECITALS

A. The Lender and the Borrower desire to enter into an unsecured convertible promissory note, as described on Schedule A (referred to herein as the "Promissory Note" or "Note"). Pursuant to the Promissory Note, the Lender agrees on the date of this Purchase Agreement to lend (the "Loan") to the Borrower, and the Borrower agrees to borrow from the Lender, on the date of the Note the amount that is described on Schedule A, which shall bear interest as set forth on Schedule A;

B. The Note shall have the right to convert the principal and accrued and unpaid interest thereon into shares of common stock, $0.001 par value of the Borrower (the "Common Stock");

C. Concurrently with the making of the Loan, the Borrower agrees to issue to the Lender a warrant to purchase shares of Common Stock, in the form attached hereto as Schedule B (the "Warrant");

D. This Purchase Agreement is one of a series of similar agreements that are being entered into by the Company in connection with an offering of units of unsecured promissory notes and warrants. Each such other similar agreement (each, an "Other Agreement") will provide for substantially the same terms and conditions as this Purchase Agreement and provide for the Company to issue an unsecured promissory note (each such other unsecured promissory note being an "Other Note") and issue a warrant to purchase shares of Common Stock on the substantially the same terms and conditions as the Warrant (each such other warrant being an "Other Warrant");

E. The Borrower and the Lender desire to enter into this Purchase Agreement;

In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree to enter into this agreement as follows:

1. Integrated Document. It is the intention of the Parties hereto that this Purchase Agreement, together with any exhibits and/or schedules, and the Warrant, and each other shall be

read as and considered to be an integrated document, setting forth the entire agreement of the Parties hereto with respect to its subject matter. There are no other terms, conditions, promises, understandings, statements or representations, express or implied, concerning this Agreement. All prior and contemporaneous oral and written communications and negotiations shall be deemed merged into this Purchase Agreement.

2. Choice of Law and Exclusive Jurisdiction. This Purchase Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to its conflicts of laws rules. Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default and enforcement of the Purchase Agreement. The Parties hereby irrevocably acknowledge and agree that any legal action, suit, proceeding or counterclaim arising out of, or in connection with, this Purchase Agreement or the transactions contemplated hereby, or disputes relating thereto (whether for breach of contract, tortious conduct or otherwise) shall be brought exclusively in the United States District Court for the Southern District of New York, or, if such court does not have subject matter jurisdiction, in the State courts of New York located in New York County. The Parties hereby irrevocably accept and submit to the exclusive jurisdiction and venue of such courts *in personam*, with respect to any such action, suit, proceeding or counterclaim, and waive any claim that such forum is inconvenient or any similar claim.

3. Company Representations & Warranties. The Company hereby acknowledges, represents and warrants to, and agrees with, the Lender as follows:

(a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has all requisite power to own, operate and lease its business and assets and carry on its business as the same is now being conducted.

(b) The Company has all requisite power and authority to enter into and deliver each of the Note and Warrant and to consummate the transactions contemplated hereby. The execution, delivery, and performance of each of the Note and Warrant by the Company and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action and no other action or proceeding on the part of the Company is necessary to authorize the execution, delivery, and performance by the Company of each of the Note and Warrant and the consummation by the Company of the transactions contemplated hereby.

(c) The filings ("Company Public Filings") made by the Company with the Securities and Exchange Commission (the "SEC") under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") comply with the requirements of the Exchange Act in all material respects.

(d) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the OTC Bulletin Board nor the Company's shareholders is required for the execution by the Company of this Purchase Agreement, the Note or the Warrant and compliance and performance by the Company of its obligations hereunder and thereunder. This Purchase Agreement and the

Company's performance of its obligations hereunder and under each of the Note and the Warrant have been or will have been duly approved by the Company's Board of Directors.

(e) Neither the issuance and sale of the Note or Warrant, nor the performance of the Company's obligations under the Note and Warrant and all other agreements entered into by the Company relating thereto by the Company, will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation, or bylaws of the Company, (B) any decree, judgment, order, law, or regulation applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any agreement to which the Company, or any of its affiliates is a party; or

(ii) result in the creation or imposition of any Lien (as defined by the Note) upon the securities or any of the assets of the Company or any of its affiliates.

4. Covenants of the Company. The Company hereby covenants and agrees with the Lender that from and after the Closing Date and for so long as any amount remains unpaid on the Note issued to the Lender under the terms of this Purchase Agreement, the Company shall:

(a) Notify the Lender if there is a breach or threatened breach of any of the representations and warranties provided for in this Purchase Agreement that if determined in a manner adverse to the Company would have a Material Adverse Effect;

(b) Comply in all respects with its reporting and filing obligations under the Exchange Act;

(c) Comply on a timely basis with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 15 of the Exchange Act;

(d) Promptly after the Company shall obtain knowledge of the occurrence of any Event of Default or any event which with the notice or lapse of time or both would become an Event of Default, deliver to the Lender a notice specifying that such notice is a "Notice of Default" and describing such Default in reasonable detail, and in such Notice of Default or soon thereafter as practicable, a description of the action the Company has taken or proposes to take with respect thereto;

(e) Promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company;

(f) Not, directly or indirectly, repay, reclassify, redeem, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its common stock, preferred stock, or other equity securities;

(g) Not enter into any merger, consolidation, or exchange of assets or securities where the Company is not the surviving entity unless the obligations of the Company under the Note and the Warrant are assumed by the surviving entity with such adjustments as are necessary so that the rights to purchase the common stock of the surviving entity are provided as contemplated by the form of the Note and the Form of the Warrant; and

(h) Not, directly or indirectly, enter into any transaction with an officer or director or affiliate of the Company which is determined by the Company in good faith to be materially less favorable to the Company than the provisions that may be obtained from a person that is not an affiliate.

5. Subscription.

(a) The aggregate purchase price to be paid by the Lender shall be equal to the number of aggregate principal amount of the Notes that is purchased by the Lender as conclusively indicated on the signature page of this Purchase Agreement.

(b) On the date of that this Purchase Agreement is accepted by the Company, the Company shall issue to the Lender, and the Lender shall purchase from the Company, the following: (i) a Note in the aggregate principal amount of the Note set forth on the signature page of this Purchase Agreement; and (ii) Warrants to purchase the number of shares of Common Stock equal to 2 times the aggregate principal amount of the Notes that is purchased by the Lender.

(c) On the date of this Purchase Agreement, the Lender shall tender to the Borrower the full amount of the aggregate principal amount of the Note that is purchased by the Lender by wire transfer of immediately available funds.

(d) The Borrower will issue the Note and the Warrant on the date specified by the Borrower for the closing, which shall not be more than five business days after the date that Lender tenders to the Borrower the full amount of the aggregate principal amount of the Note that is purchased by the Lender.

6. Counterparts. This Purchase Agreement may be executed in multiple counterparts, each of which is deemed to be an original, and all of which taken together shall constitute one and the same instrument. This Purchase Agreement may be executed and delivered via facsimile machine or portable document format (PDF) by the Parties hereto, which shall be deemed for all purposes as an original.

[*Remainder of page intentionally left blank; Signatures follow*]

IN WITNESS WHEREOF, the Lender and the Borrower have caused this Purchase Agreement be executed as of the Effective Date.

BORROWER:
Global Arena Holding, Inc.

By: ______________________
Name:
Title:

LENDER:

By: ______________________
Name:
Title:

Aggregate Principal Amount of the Note: $ 25,000

[Signature Page to the Unsecured Convertible Promissory Note and Warrant Purchase Agreement]

SCHEDULE A
Form of Note
[Attached Hereto]

SCHEDULE B

Form of Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIOSN OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS AND THEN ONLY SUBJECT TO THE APPLICABLE RESTRICTIONS ON TRANSFER SET FORTH HEREIN.

WARRANT TO PURCHASE COMMON STOCK
OF
GLOBAL ARENA HOLDING, INC.

Warrant No. Capitoline Ventures II
Date of Issuance: May 22, 2015 ("Issuance Date")

THIS WARRANT CERTIFIES THAT, for value received Capitoline Ventures II ("Holder") is entitled to purchase a maximum of Three Hundred and Twelve Thousand (310,000) fully-paid and non-assessable shares of the Common Stock, par value $0.001 per share (the "Shares") of Global Arena Holding, Inc. (the "Company") at a price of $0.25 per Share (the "Exercise Price").

This Warrant is issued pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of even date of the Date of Issuance set forth above, between the Company and the initial Holder in satisfaction of the Company's obligations under such agreement.

ARTICLE I
TERM AND EXERCISE

1.1 Term. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before 5:00 p.m. Eastern Time on the date ("Expiration Date") that is three years after the Date of Issuance set forth above. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, sufficient shares of Common Stock from time to time issuable on the exercise of the Warrant.

1.2 Method of Exercise. Holder may exercise this Warrant, in whole or in part, by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached hereto as Appendix A to the principal office of the Company. Holder shall also deliver to the

Company immediately available funds in an amount equal to the number of Shares elected to be purchased multiplied by the Exercise Price, as adjusted as provided below. Notwithstanding any provision in this Warrant to the contrary, the Holder shall provide sixty-one (61) days written notice to the Company before exercising this Warrant in the event that such exercise would result in the Holder being deemed the beneficial owner of 4.99% or more of the issued and outstanding Common Stock of the Company, which amount shall be computed as if all other rights to purchase shares of Common Stock of the Company by the holder or any other person that would increase the beneficial ownership of the Holder were exercised and consummated.

1.3 Delivery of Certificate and New Warrant. Within 10 business days after Holder exercises this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

1.4 Lost or Destroyed Warrant. Upon receipt of an affidavit signed by the Holder and reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of the mutilated Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

1.5 Sale, Merger, or Consolidation of the Company.

1.5.1 Acquisition. For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the Company is not the surviving corporation and the securities issued with respect to the Company's securities outstanding immediately before the transaction represent less than 50% of the beneficial ownership of the new entity immediately after the transaction.

1.5.2 Assumption of Warrant. Upon the closing of any Acquisition, the successor entity shall assume the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant.

ARTICLE II
MISCELLAEOUS

2.1 Adjustment of Exercise Price and Number of Shares. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Shares will be proportionately increased. If the Company at any time

on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Shares will be proportionately decreased. Any adjustment under Section 2.1 shall become effective at the close of business on the date such subdivision or combination becomes effective.

2.2 Legends. This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

> THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AN DAPPLICABLE STATE SECURITIES LAWS AND THEN ONLY SUBJECT TO RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE CERTIFICATE OF INCORPORATION AS MAY BE AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH CERTIFICATE SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

2.3 Compliance with Securities Laws on Transfer. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") and under applicable state securities or blue sky laws, the Company shall receive from the Holder or transferee of this Warrant, as the case may be, (i) a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws and (ii) an executed investment letter in form an substance acceptable to the Company (which investment letter shall be in form, substance and scope customary for such letters in comparable transactions). Within 24 hours of the receipt of (i) and (ii), the Company will instruct its transfer agent to remove the legend. The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder.

2.4 Transfer Procedure. Subject to the terms herein, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant by giving the Company notice of the Warrant being transferred setting forth the name, address, and taxpayer or identification number of the transferee and surrendering this Warrant to the Company for re-issuance to the transferee(s) (and Holder if applicable).

2.5 Warrant Holder Not Deemed a Shareholder. Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

2.6 Notices. Any notice required to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered by hand or confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt if delivered by hand or confirmed facsimile, in each case addressed as follows:

If to the Company:

Global Arena Holding, Inc.
John S. Matthews, Chairman
1500 Broadway, 5th Floor
New York City, NY 10036

If to the Holder:

To the address of the Holder on the Company's books and records.

2.7 Amendments. This Warrant may be amended only in writing, signed by the party against whom enforcement is sought.

2.8 Governing Law. This Warrant and all rights and obligations hereunder shall be governed by the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first above written.

Company:

Global Arena Holding, Inc.

By: ______________________________
Name:
Title:

Holder:

By: ______________________________
Name:
Title:

APPENDIX A

NOTICE OF EXERCISE

Global Arena Holding, Inc.
1500 Broadway, 5th floor
New York City, NY 10036
Attention: John Matthews, Chairman

To Mr. Matthews:

The undersigned hereby irrevocably exercises its right to purchase __________ shares (the "Shares") of the Common Stock of Global Arena Holding, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Shares in full, OR

The undersigned hereby elects to convert the attached Warrant into Shares/cash in the manner specified in the Warrant. This conversion is exercised with respect to _______ of Shares covered by the Warrant.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

The undersigned agrees not to sell, pledge or otherwise transfer any of the Shares obtained upon the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or applicable state securities laws.

Name: ____________________

EIN or social security no.: _________________________

Signature: ______________________

Date: _______________________

THIS UNSECURED CONVERTIBLE PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

Global Arena Holding, Inc.

Unsecured Convertible Promissory Note

No. Capitoline Ventures II

$ 25,000 May 22, 2015

For value received, **Global Arena Holding, Inc.**, a Delaware corporation (the "Company"), hereby promises to pay to the order of Capitoline Ventures II, with an address at 880 Seventh Avenue, New York, New York 10019, or its registered assigns (hereinafter together with successors in title and assigns referred to as the "Holder"), the principal sum of Twenty Five Thousand Dollars ,($25,000) , together with simple interest from the date hereof on the principal amount outstanding from time to time, as specified below.

This Unsecured Convertible Promissory Note (this "Note") is one in a series of Unsecured Convertible Promissory Notes (collectively, the "Notes") issued by the Company pursuant to that certain Unsecured Convertible Promissory Note and Warrant Purchase Agreement, dated as of May____, 2015, by and among the Company and the Holder (the "Purchase Agreement") which is similar to the agreement that is entered into by the Company with other investors or purchasers of the other Notes. As used in this and any other Notes, the term "Requisite Note Holders" shall mean the holders of a majority of the aggregate outstanding principal amount of this and the other Notes issued under the terms and conditions of the Purchase Agreement (and not include any other notes, debentures or similar instruments that may have been or may be issued by the Company). Capitalized terms used but not defined herein shall have the meanings given them in the Purchase Agreement.

The obligations under this Note are unsecured.

Certain capitalized terms used in this Note have the following meaning:

"Affiliate" shall have the meaning ascribed to such term under the Securities Exchange Act.

"Common Stock" shall mean the shares of common stock of the Company, $0.001 par value per share.

"Conversion Date" means the date a Conversion Notice is delivered to the Company in accordance with Section 3(a).

"Conversion Notice" means a written notice in the form attached hereto as Exhibit A.

"Conversion Price Per Share" shall mean twenty-five cents ($0.25), subject to adjustment under Section 6.

"Exchange" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board, on which the Common Stock is listed or quoted for trading on the date in question.

"Maturity Date" shall mean November 22, 2015 or if such date is not a business day on the immediately succeeding business day.

"Securities Act" means the Securities Act of 1933, as amended, and to the extent applicable, the rules and regulations promulgated thereunder.

"Securities Exchange Act" means the Securities and Exchange Act of 1934, as amended, and to the extent applicable, the rules and regulations promulgated thereunder.

"Trading Day" means a day on which the principal Exchange for the Company's Common Stock is open for trading.

"Underlying Shares" means the shares of Common Stock issuable upon conversion of the Note and payment of interest under this Note.

1. Interest. The outstanding principal amount of this Note shall bear interest at an annual rate of TWELVE PERCENT (12.00%). Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Interest on the obligations of this Note shall accrue and be paid on the Maturity Date, or if such date is not a business day, then on the next business day without any additional accrual of interest for such payment.

2. Amount Due.

(a) Unless earlier converted into shares of the Company's Common Stock on the Conversion Date (as defined below) pursuant to the terms of this Note and subject to the default provisions set forth herein, the principal amount of this Note together with accrued

proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Note shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the Holder would have been entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Note immediately before that change.

(c) Reorganizations, Mergers, Consolidations or Sale Of Assets. If at any time there shall be a capital reorganization of the Company's Common Stock (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another entity, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person or entity, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Note, during the period specified in this Note and upon payment of the Conversion Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor entity resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Note would have been entitled in such capital reorganization, merger, or consolidation or sale if this Note had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Note with respect to the rights and interests of the Holder after the reorganization, merger, consolidation, or sale to the end that the provisions of this Note (including adjustment of the Conversion Price then in effect and number of Underlying Shares purchasable upon exercise of this Note) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Note. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the Holder at the address of the Holder shown on the Company's books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated, and specify the Conversion Price then in effect after the adjustment and the increased or decreased number of Underlying Shares or the other shares or property purchasable upon exercise of this Note. When appropriate, that notice may be given in advance and include as part of the notice required under other provisions of this Note.

7. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Underlying Shares on conversion of this Note. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon conversion of this Note

or payment of interest hereon, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

8. Covenant to Maintain Authorized Shares.

(a) The Company covenants that during the period the conversion right exists, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note.

(b) The Company represents that upon issuance, the Underlying Shares will be duly and validly issued, fully paid and non-assessable.

(c) The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) ("Rule 144") or (iv) such shares are transferred to an Affiliate of the Company who agrees to sell or otherwise transfer the shares only in accordance with this Section 8 and who is an Accredited Investor (as defined by Regulation D promulgated under the Securities Act).

(d) Except as otherwise provided herein (and subject to the removal provisions set forth below), until such time as the Underlying Shares have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

9. Default.

(a) This Note shall, at the election of the Requisite Note Holders, become immediately due and payable, upon notice and demand by the Requisite Note Holders (except in the case of clauses (1) and (ii) below, which shall not require notice or demand), upon the occurrence of any of the following events of default (individually, an "Event of Default" and collectively, "Events of Default"):

(i) the liquidation, dissolution or insolvency of the Company, or the appointment of a receiver or custodian for the Company of all or substantially all of its property, if such appointment is not terminated or dismissed within thirty (30) days;

(i) the institution by or against the Company of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally;

(ii) the material breach of any of the representations and warranties made by the Company in the Purchase Agreement; or

(iii) the failure of the Company to make any payment of principal or interest when due on this Note, which failure continues for a period of thirty (30) days after written notice thereof.

(b) Upon the occurrence of an Event of Default, the Holder shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the State of New York.

10. No Set-Off. All payments by the Company under this Note shall be made without set-off or counterclaim and be without any deduction or withholding for any taxes or fees of any nature, unless the obligation to make such deduction or withholding is imposed by law and the Company reasonably believes that such deduction or withholding is so imposed by law.

11. Collection Expenses. If this Note is not paid in accordance with its terms, the Company shall pay to the Holder, in addition to principal and accrued interest thereon, all costs of collection of this Note, including but not limited to reasonable attorneys' fees, court costs and other costs for the enforcement of payment of this Note.

12. Waivers. The Company hereby expressly and irrevocably waives presentment, demand, protest, notice of protest and all other notices in connection with this Note. No delay or extension on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note, and a waiver of any right on any one occasion shall not operate as a waiver of such right on any future occasion.

13. General.

(a) Transfers; Successors and Assigns. This Note, and the obligations and rights of the parties hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and assigns.

(b) Changes. Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the Requisite Note Holders; provided, however, that no such change, addition, omission or waiver shall adversely and disproportionately affect any Holder in a manner different than any other holder of the other Notes without the prior written consent of such Holder.

(c) Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (1) upon personal delivery or delivery by courier to the party to be notified, (ii) when sent by confirmed facsimile or electronic delivery if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, or (iii) four (4) days after having been sent by registered or certified mail, return receipt requested, postage prepaid. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 12(c)): (x) if to Company, to the Company at 1500 Broadway, 5th Floor, New York, NY 10036, Attention: Chief Financial Officer, with a copy to Herrick, Feinstein LLP, Two Park Avenue, New York, NY 10016; Attention: Arthur Jakoby, Esq., E-Mail AJakoby@Herrick.com; and (ii) if to Holder, at Holder's address set forth above the Holder's name on the first page of this Note.

(d) Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(e) Governing Law. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York with the same effect for agreements wholly negotiated, executed and delivered in such State.

(f) Exclusive Jurisdiction. The Company and Holder (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of the state of New York and to the jurisdiction of the United States District Court for the District of the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of the state of New York or the United States District Court for the District of the Southern District of New York, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or

proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(g) Consolidation of Disputes. The Holder agrees that any dispute regarding this Note may be consolidated by the Company in any proceeding regarding any dispute under any of the other Notes.

(h) WAIVER OF JURY TRIAL: THE COMPANY AND THE HOLDER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE COMPANY AND THE HOLDER AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH OF THE COMPANY AND THE HOLDER HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PERSON HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL

(i) Costs. Each party will bear its own costs in respect of any disputes arising under this Agreement.

(j) Maximum Rate. All agreements between the Company and the Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced by the Note or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of the indebtedness evidenced by the Note exceed the maximum permissible under applicable law.

(k) Severability. As used herein, the term “applicable law” shall mean the law in effect as of the date hereof. If, from any circumstance whatsoever, fulfillment of any provision hereof or the Purchase Agreement at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Company and the Holder.

[*Signature on following page*]

IN WITNESS WHEREOF, this Note has been duly executed on behalf of the undersigned on the day and in the year first written above.

Global Arena Holding, Inc.

By: ______________________

Name: John S Matthews

Title: Chairman

EXHIBIT A

CONVERSION NOTICE

(To be executed by the Registered Holder
in order to convert Notes)

Date of Notice: ________________.

The undersigned hereby elects to convert the principal amount of Note indicated below, into shares of Common Stock of Global Arena Holding, Inc., as of the date written below. If shares are to be issued in the name of a Person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. All terms used in this notice shall have the meanings set forth in the Note.

Conversion calculations: ____
Date to Effect Conversion (date of Notice unless otherwise agreed by the Company)

____
Principal amount of Note owned prior to conversion

____
Principal amount of Note to be converted (must be 100% unless otherwise agreed by the Company)

____
Principal amount of Note remaining after Conversion

____
DTC Account

____
Number of shares of Common Stock to be issued

____
Applicable Conversion Price

____
Name of Holder of the Note

By: ____________________________________
Name:
Title: